EXHIBIT 10.2

June 30, 2010

Talon International, Inc.
(f/k/a Tag-It Pacific, Inc.)
21900 Burbank Blvd., Suite 270
Woodland Hills, CA 91367
Attention: Mr. Lonnie D. Schnell, CEO

Re:           Amendment No. 5 to Loan Agreement

Dear Sirs:

Reference is made to the Revolving Credit and Term Loan Agreement dated as of June 27, 2007, as amended by Amendment No. 1 dated July 30, 2007, Amendment No. 2 dated November 19, 2007, Amendment No. 3 dated March 31, 2008 and Amendment No. 4 dated March 31, 2009 (collectively, the “Loan Agreement”), by and between Bluefin Capital, LLC (the “Bluefin”) and Talon International, Inc. (f/k/a Tag-It Pacific, Inc.) (the “Borrower”). The Loan Agreement and all of the Loan Documents have been assigned to and are held by CVC California, LLC (the “Lender”), which is an entity under common control with Bluefin.  All capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement.

Pursuant to the Loan Agreement and each of the Notes, the Revolving Credit Commitment expires, and each of the Notes and all other Obligations become due and payable in full, on the date hereof. The Lender and the Borrower have agreed to extend such maturity date to July 30, 2010, and in furtherance thereof, are entering into this Amendment No. 5.

1.           Amendments.

(a)           The definition of “Maturity Date” contained in Article I of the Loan Agreement is hereby amended to refer to July 30, 2010 instead of June 30, 2010.

(b)           Each of the Notes is hereby amended so as to require the outstanding principal balance of such Note to be due and payable on July 30, 2010, subject to mandatory prepayment from time to time as provided in such Note and/or in the Loan Agreement. A copy of this Amendment No. 5 may be attached to each of the Notes to evidence the due date extension provided for herein.

2.           Expenses. The Borrower shall pay or reimburse the Lender on demand for its costs and expenses (including reasonable attorneys' fees) incurred in connection with the preparation of this Amendment No. 5.

3.           Reaffirmation.

(a)           The Borrower hereby reaffirms all of its representations and warranties in the Loan Documents on and as of the date hereof, as if expressly made on and as of the date hereof.

(b)           The Borrower hereby (i) confirms the ongoing validity of all of the Obligations outstanding on the date hereof and on the effectiveness of this Amendment No. 5 (after giving effect to this Amendment No. 5), (b) confirms that such Obligations are owing without reservation, defense, counterclaim or offset, (c) confirms that, after giving effect to this Amendment No. 5, neither the Borrower nor any Subsidiary has any claims or causes of action against the Lender or any of its Affiliates, managers or officers, and (d) acknowledges, confirms and agrees that none of the amendments to be effected by this Amendment No. 5 shall constitute a novation of any of the Obligations outstanding immediately prior to the effectiveness of this Amendment No. 5.

(c)           The Borrower hereby reaffirms the validity of all of the liens and security interests heretofore granted to the Lender as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for the Obligations, continues to be and remains collateral for the Obligations from and after the effectiveness of this Amendment No. 5.

4.           Representations and Warranties. Each of the Lender and the Borrower hereby represents and warrants that (a) this Amendment No. 5 has been duly and validly authorized by all necessary corporate or company action on such Party's part, (b) this Amendment No. 5 has been duly executed and delivered by such party's duly authorized officer, and (c) this Amendment No. 5 constitutes such party's valid and binding obligation, enforceable against such party in accordance with its Willis.

5.           Ongoing Force and Effect; Waiver and Amendment. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement, the Notes and the other Loan Documents remain unchanged and in full force and effect. All references to the Loan Agreement in any other Loan Documents shall hereafter mean and refer to the Loan Agreement as amended by this Amendment No. 5. This Amendment No. 5 may not be amended or modified, nor may any performance required hereunder be waived, except pursuant to a written agreement signed by the party to be charged therewith.

6.   Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

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Kindly confirm your agreement to the foregoing by countersigning a counterpart copy of this Amendment No. 5 in the space provided below.

Very truly yours, CVC CALIFORNIA, LLC By: /s/ Gary E. Jaggard Gary E. Jaggard, Managing Director

Acknowledged, Confirmed and Agreed To:

TALON INTERNATIONAL, INC.
(f/k/a Tag-It Pacific, Inc.)

By:         /s/ Lonnie D. Schnell
Lonnie D. Schnell, Chief Executive Office